August 6, 2019 Competitive Returns · Union Construction Jobs · Housing Opportunities

$6.4 billion investment grade fixed-income portfolio 1940 and regulated under the federal securities laws administered by the U.S. Securities and Exchange Commission Open-end institutional commingled mutual fund registered under Investment Company Act of Monthly unit valuation and income distribution – independent third-party pricing Record 25 out of 26 consecutive years outperforming its benchmark on a gross basis, 16 of those years of consistent and competitive returns on a net basis Investment With its focus on high credit quality multifamily mortgage securities, the portfolio is designed strategy to seek, as compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index : a superior credit profile a higher income a similar interest rate risk HIT’s net performance for the 1-, 3-, 5-, and 10-year periods ended June 30, 2019 was 7.90%, 2.23%, 2.84%, and 3.68%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. AFL-CIO Housing Investment Trust As of June 30, 2019, unless otherwise denoted 2

HIT invested $8.4 billion nationally since inception in 1984 Financed 523 projects in 29 states and D.C. $15.4 billion of total development (combined HIT & third-party financing) Output Results (1984-2019) Total Number of Projects 523 Union Job Creation 171.1 Million Hours Total Housing Units 115,223 (67% affordable) Construction Job Wages $6.0 Billion Total Jobs Created 183,554 Total Income Generated $12.1 Billion Total Economic Impact $30.6 Billion *Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output based on HIT and subsidiary Building America project data. Data current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal. AFL-CIO Housing Investment Trust 3

Sector Allocation* As of June 30, 2019 30-Year SF MBS 15-Year SF MBS Treasury 15.3% ARMS/floaters SF MBS Short Term 0.4% 3.4% 4.1% AAA Private- Label 2.4% Construction-Related 1.8% 10.7% MF MBS CMBS 61.9% Permanent MF MBS** ** Includes 5.34% FN DUS SARM allocation AFL-CIO Housing Investment Trust 4

Union pension HIT finances development funds invest projects through in HIT guaranteed securities 1 2 The HIT Union workers contribute Investment Cycle Construction securities to 5 3 help provide competitive pension funds returns 4 Construction projects generate good union jobs AFL-CIO Housing Investment Trust 5

New York Northern Major (1984- 2019) Boston Chicago Twin Cities Nationwide City California Markets # of Projects $1.766 32 51 62 23 234 523 $8.4 HIT Investment billion^ million^ $520.6 million^ $638.8 $975.9 million $435.0 $4.3 million billion Billion^ Total $3.6 $15.4 Development billion billion $1.4 billion $1.5 billion $1.5 million $734.5 $8.7 billion billion Cost Union 20.1 171.1 Construction million million 11.3 million 17.8 million 15.7 million 9.75 74.7 million million Hours Housing Units 41,495(93%) (88%) 3,851 11,727 (69%) 115,223 (% affordable) (49%) 9,054 (41%) 3,906 69,894 (80%) (67%) Total Economic billion $3.6 billion $2.4 billion $2.9 $30.6 Impact billion $3.1 billion $1.7 billion $13.7 billion *Source: Pinnacle Economics, Inc., and HIT. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal. ^ In addition, Building America contributed NMTC allocations as follows: $8M in NYC, $21M in Boston, $10M in Chicago, $143.5M Nationwide AFL-CIO Housing Investment Trust 6

AFL-CIO HOUSING INVESTMENT TRUST

MIDWEST@WORK INITIATIVE (2016–PRESENT)

MINNEAPOLIS | SAINT PAUL | MILWAUKEE | ST. LOUIS | DETROIT | COLUMBUS | CHICAGO | CLEVELAND | PITTSBURGH | BUFFALO

33 Number of Investments Made	**$644.0M** HIT Investment Amount	**$27.5M** Building America NMTC Allocation	**$1.4B** Total Development Cost	**4,380** Housing Units Created or Preserved
2,559 Low-and Moderate-Income Housing Units **(58%)**	**11.8M** Hours of Construction Work Generated	**14,391** Total Jobs Created	**$280.1M** State, Local and Federal Tax Revenue Generated	**$2.5B** Total Economic Impact

PROJECT PROFILE:
BASSETT CREEK APARTMENTS
(MINNEAPOLIS, MN)

- $37.6 million new construction project
- Six-story project will create 139 units of housing
- HIT investment $33.6 million
- Creating an estimated 344,685 hours of union construction work (172 jobs)*



PROJECT PROFILE:
ZVAGO COOPERATIVE AT LAKE SUPERIOR
(DULUTH, MN)

- $18.4 million new construction project
- Four-story project will create 51 units of housing
- HIT investment of $14.0 million
- Creating an estimated 176,940 hours of union construction work (89 jobs)*
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**Source: Pinnacle Economics, Inc., and HIT. Job and economic impacts provided are estimates calculated using IMPLAN, an input-output based on HIT and subsidiary Building America project data. Data current as of June 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.*

AFL-CIO Housing Investment Trust 7